UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2021

AMRYIS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34885	55-0856151
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5885 Hollis Street, Suite 100 Emeryville, California	94608
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 450-0761

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	AMRS	Nasdaq Global Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sales of Equity Securities

As previously reported, on August 11, 2021 Amyris, Inc. (the “Company”) entered into (i) a Share Purchase Agreement (the “MGE Purchase Agreement”) with MG Empower Ltd. (“MG Empower”) and the securityholders of MG Empower (the “MGE Selling Stockholders”); (ii) an Agreement and Plan of Merger and Reorganization (the “Olika Merger Agreement”) with OLIKA Inc. (“Olika”), and the other parties thereto (the selling stockholders of Olika receiving consideration pursuant to the Olika Merger Agreement, the “Olika Selling Stockholders”); and (iii) a Note Purchase Agreement (the “Olika Note Purchase Agreement”) with Olika and the selling stockholders party thereto (the “Olika Noteholders”). Furthermore, on August 31, 2021, the Company entered into (i) a Share Purchase Agreement (the “BL Purchase Agreement”) with Beauty Labs International Limited (“Beauty Labs”) and the shareholders and warrant holders of Beauty Labs as set forth therein (the “BL Stockholders”) and (ii) Option Cancellation Agreements (the “BL Option Cancellation Agreements” and, together with the MGE Purchase Agreement, the Olika Merger Agreement, the Olika Note Purchase Agreement and the BL Purchase Agreement, collectively the “Purchase Agreements”) with Beauty Labs and the option holders of Beauty Labs as set forth therein (the “BL Option Holders” and, together with the BL Stockholders, collectively the “BL Selling Stockholders”).

Closing Consideration

Subject to the terms and conditions of the respective Purchase Agreements, (i) on August 11, 2021, the Company issued (a) 503,081 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”) to the MGE Selling Stockholders as consideration for the acquisition of the outstanding shares of MG Empower, and (b) 982,898 shares of Common Stock to the Olika Selling Stockholders and the Olika Noteholders as consideration for the acquisition of Olika and the purchase of outstanding notes from the Olika Noteholders, respectively; and (ii) on September 1, 2021, the Company issued 2,094,500 shares of Common Stock (the “BL Securities”) to the BL Selling Stockholders as consideration for the acquisition of the outstanding shares of Beauty Labs and the cancellation of outstanding Beauty Labs warrants and stock options, respectively.

Potential Future Consideration

The actual number of shares that will be issued under the Purchase Agreements pursuant to certain purchase price adjustment, deferred payment and earnout provisions, as applicable, will depend on (i) the amount of any such purchase price adjustment, (ii) the extent of fulfillment of the applicable earnout targets, (iii) the share issuance price at the time of any such payment, and (iv) whether there are any offsetting indemnification claims or other applicable offsets. In certain cases, the Company in its discretion may elect to pay any such purchase price adjustment, deferred payment and/or earnout payments either in cash or Common Stock, including in the event that any issuance of Common Stock in respect of any such payments would require the Company to obtain shareholder approval pursuant to Nasdaq Listing Rule 5635(d).

The shares issued or to be issued pursuant to the respective Purchase Agreements were issued in private placements pursuant to the exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506(b) of Regulation D promulgated under the Securities Act (“Regulation D”), without general solicitation, made only to and with “accredited investors” as defined in Regulation D, or under Regulation S promulgated under the Securities Act (“Regulation S”), made only to and with recipients of such shares that are not “U.S. Persons” as defined in Regulation S.

Item 8.01. Other Events.

The information contained in Item 3.02 of this Current Report on Form 8-K in relation to Beauty Labs, the BL Purchase Agreement, the BL Option Cancellation Agreements, the BL Selling Stockholders and the BL Securities is incorporated herein by reference.

Pursuant to the terms and conditions of the BL Purchase Agreement, the Company agreed to file a prospectus supplement, which supplements the Prospectus filed with the SEC on April 7, 2021 together with a Registration Statement on Form S-3ASR (File No. 333-255105), to register the resale of the BL Securities (the “Offering”), under which each of the BL Selling Stockholders may sell its respective BL Securities. The Company will not receive any proceeds from the Offering.

A copy of the opinion of Fenwick & West LLP, relating to the validity of certain of the shares in connection with the Offering, is filed with this Current Report on Form 8-K as Exhibit 5.1.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

5.1	Opinion of Fenwick & West LLP

23.1	Consent of Fenwick & West LLP (contained in Exhibit 5.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward Looking Statements.

This Current Report on Form 8-K contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and other federal securities laws. Any statements contained herein that do not describe historical facts, are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements. Such risks and uncertainties include, among others, the extent of fulfillment of any of the earnout targets under any of the Purchase Agreements, the number of shares potentially issuable under the Purchase Agreements, the risks identified in the Company’s filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2020, filed with the SEC on March 5, 2021, the prospectus supplement related to the BL Selling Stockholders, and subsequent filings with the SEC. Any of these risks and uncertainties could materially and adversely affect the Company’s results of operations, which would, in turn, have a significant and adverse impact on the Company’s stock price. The Company cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update publicly any forward-looking statements to reflect new information, events or circumstances after the date they were made or to reflect the occurrence of unanticipated events.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMYRIS, INC.

Date: September 7, 2021	By:	/s/ Han Kieftenbeld
Han Kieftenbeld
Chief Financial Officer